                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                            Securities Exchange Act


      Date of Report (Date of earliest event reported): December 4, 1998


                    Burlington Northern Santa Fe Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        1-11535                                                  41-1804964
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


               2650 Lou Menk Drive, Fort Worth, Texas  76131-2830
              (Address of Principal Executive Offices) (Zip Code)


                                 (817) 352-6856
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events

     Fourth Quarter 1998 and Annual Earnings. Burlington Northern Santa Fe Corporation announced its 1998 earnings in a January 26, 1999, press release, which press release is attached as Exhibit 99.1 and is hereby incorporated by reference

     Termination of Environmental Proceeding. The Company disclosed in its Form 10-K for the year ended December 31, 1997, that its wholly-owned subsidiary, The Burlington Northern and Santa Fe Railway Company ("BNSF Railway"), had been advised that it was a target of a Grand Jury investigation in the United States District Court for the Eastern District of Missouri with respect to former railcar cleaning activities conducted by independent contractors hired by BNSF Railway's predecessors at a rail siding near Cherryville, Missouri. The Missouri Department of Natural Resources ("DNR") was also investigating the matter as to possible violations of state environmental protection laws and BNSF Railway has been implementing remediation plans developed in conjunction with DNR.

     On December 4, 1998, BNSF Railway entered a plea in federal district court to one felony count under the federal Comprehensive Environmental Response, Compensation and Liability Act for failure to immediately report to the federal government a release of a reportable quantity of lead sulfide and one misdemeanor count under the Clean Water Act for a negligent discharge of a pollutant into a waterway. BNSF Railway agreed in the settlement to pay a fine of $7 million and to make restitution payments to the State of Missouri of $3 million, and committed to spend $9 million in remediation costs in connection with its ongoing remediation efforts. In the plea agreement, the parties agreed that BNSF Railway had taken remedial safety and procedural actions in an effort to reduce the likelihood of recurrence of such matters.

     In addition, BNSF Railway has negotiated a settlement with the State of Missouri that requires a payment of $900,000 in penalties and $500,000 in natural resource damage. With the public comment period having ended January 26, 1999, BNSF Railway is executing the settlement agreement for entry by the court as a consent decree. Implementation costs of the investigation and remediation activities pursuant to the consent decree are not considered material. The Company considers the federal Grand Jury matter to be terminated, and all pending related matters, including personal injury claims received from certain individuals residing at or near the area, are not considered material.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BURLINGTON NORTHERN SANTA FE
                                 CORPORATION
                                 (Registrant)



Date: February 4, 1999           By:  /s/ Thomas N. Hund
                                      ----------------------------------
                                      (Signature)
                                      Thomas N. Hund
                                      Vice President and
                                       Controller

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BURLINGTON NORTHERN SANTA FE
                                 CORPORATION
                                 (Registrant)



Date: February 4, 1999           By:  _____________________________
                                      (Signature)
                                      Thomas N. Hund
                                      Vice President and
                                       Controller

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